Registration No. 33-85182
                      811-8820

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __

Post-Effective Amendment No. 24

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 26

Markman MultiFund Trust
(Exact Name of Registrant as Specified in Charter)

6600 France Avenue South, Suite 565, Edina, Minnesota 55435
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (952)920-4848

Robert J. Markman
Markman MultiFund Trust
6600 France Avenue South, Suite 565
Edina, Minnesota 55435
(Name and Address of Agent for Service)

Copies of all correspondence to:
David M. Leahy, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485(b)
☒	on May 1, 2009 pursuant to Rule 485(b)
☐	75 days after filing pursuant to Rule 485(a)(2)
☐	60 days after filing pursuant to Rule 485(a)(1)
☐	on May 1, 2008 pursuant to Rule 485(a)

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.  Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 2007 was filed with the Commission on March 7, 2008.

Markman
CORE GROWTH FUND
A Value-Added
Large Growth Strategy

05.01.2009
Prospectus

This Prospectus has information about the Fund that you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved them and has not passed on the accuracy of adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

An investment in the Fund:

•	is not a deposit of, or guaranteed by, any bank
•	is not insured by the FDIC, the Federal Reserve Board or any other government agency
•	is not endorsed by any bank or government agency
•	involves investment risk, including possible loss of the purchase payment of your original investment

PROSPECTUS May 1, 2009

Markman CORE GROWTH FUND A Value-Added Large Growth Strategy	Investment Adviser Markman Capital Management, Inc. 6600 France Avenue South Minneapolis, Minnesota 55435 Telephone: (952) 920-4848 Toll-free: 800-395-4848	Shareholder Services c/o JPMorgan Chase Bank, N.A. P.O. Box 5354 Cincinnati, Ohio 45201-5354 Toll-free: 800-707-2771

HIGHLIGHTS
Markman MultiFund Trust (the “Trust”) is an open-end diversified management investment company currently consisting of the Markman Core Growth Fund (the “Fund”), which is described in this Prospectus.

Table of Contents

Investment Objective	2

Principal Investment Strategy	2

Principal Risk Considerations	2

Performance	4

Fees and Expenses	4

Additional Information About the Fund	5

Management of the Trust	5

Pricing of Fund Shares	6

How to Purchase Shares	6

Additional Compensation to Financial Intermediaries	8

How to Redeem Shares	8

Shareholder Services	9

Dividends, Distributions and Taxes	10

Financial Highlights	11

INVESTMENT OBJECTIVE

The MARKMAN CORE GROWTH FUND seeks long term growth of capital.

The Board of Trustees of the Trust (the “Board of Trustees”) may change the Fund’s investment objective without shareholder approval, as long as at least 30 days notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, at least 80% of the Fund’s assets will be invested in the common stock of large U.S. companies, those with capitalization over $10 billion, selected for their growth potential. Markman Capital Management Inc. (“Markman Capital”) uses a 'bottom up' stock selection process and looks for companies that it deems to possess size, management skill, financial health and product or service offerings that, in Markman Capital’s opinion, clearly and sustainably set them apart from their competition. Emphasis is placed on both the innovative quality of corporate management and the ability to sustain earnings growth.

The Fund may also invest in the common stock of small- and medium-capitalization companies. Up to 20% of the Fund's assets will be invested in open-end or closed-end investment companies, including exchange traded funds (underlying funds). Exchange traded funds are passively managed investment companies that hold a portfolio of common stocks, bonds or other securities; are traded like stocks on a securities exchange; and may be purchased and sold throughout the trading day based on their market prices. While some exchange traded funds are designed to track the performance of a particular market index or market sector, other exchange traded funds are designed to provide returns that exceed the returns of a particular market index or market sector or that are the opposite of the returns of a particular market index or market sector. The underlying funds invest in particular types of securities (for example, equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. The Fund, or an underlying fund, may invest in foreign securities. The underlying funds that invest in countries other than the United States may invest up to 100% of their total assets in the securities of foreign issuers and may engage in foreign currency transactions with respect to such investments. Some underlying funds’ holdings may include investments located in underdeveloped and developing countries. In addition, the underlying funds may invest up to 25% of their total assets in the securities of one issuer.

The Fund may invest in underlying funds for hedging purposes or generally for purposes of enhancing its investment return. For purposes of hedging, the Fund may buy and sell underlying funds in order to increase or decrease the Fund's exposure from cash flows, accrued cash items, and changes from security prices, interest rates, or other factors that affect security values. If the underlying funds in which the Fund invests do not perform as expected, those investments may result in losses to the Fund.

The Fund may also invest in real estate investment trusts, money market securities and high yield securities such as “junk bonds”.

To increase its holdings of portfolio securities, the Fund may borrow from banks for the settlement of securities transactions which might otherwise require the untimely disposition of securities. Such leverage will be limited at any time to no more than 20% of the Fund’s total assets.

PRINCIPAL RISK CONSIDERATIONS

Although the Fund may invest in a number of individual securities and funds of various types in multiple countries, this investment strategy cannot eliminate investment risk. There is no assurance that the Fund will achieve its investment objective. There is a risk that you could lose money by investing in the Fund. To the extent that it invests in other funds, the Fund incurs greater expenses than you would incur if you invested directly in mutual funds. In addition, the Fund is subject to the risk that the allocation of the Fund’s assets among stocks, bonds and cash may adversely affect the Fund’s value and result in losses to the Fund.

The Fund employs an active management style that seeks long term growth of capital. This management style will result in higher portfolio turnover, which could be substantially in excess of 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher trading costs.

To the extent the Fund is invested in stocks and stock funds, the return on, and value of, an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond our control. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by Markman Capital of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Fund could also miss attractive investment opportunities if Markman Capital underweights fixed income markets or industries where there are significant returns, and could lose value if Markman Capital overweights fixed income markets or industries where there are significant declines.

 Investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which could cause them to experience greater price volatility and more significant declines in market downturns than securities of large capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Different investment styles, such as growth or value investing, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. An underlying fund may also employ a combination of styles that affect its risk characteristics. Growth oriented funds will typically underperform when value investing is in favor, and conversely value oriented funds will typically underperform when growth investing is in favor.

2

The use of leverage involves risks and there is no guarantee that the Fund’s strategy will be successful in increasing the Fund’s returns. Leveraging multiples the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may or may not exceed the interest and option premiums received from the securities purchased with borrowed money or the income, if any, received from such investments.

The Fund may invest in an underlying fund which is non-diversified. A non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because the non-diversified fund’s holdings may be concentrated in a single company, the fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities. An underlying closed-end or exchange traded fund may trade at prices significantly different from its net asset value. An underlying closed-end fund may be subject to liquidity risk (i.e., the potential that the Fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).

The Fund, or an underlying fund, may invest in real estate securities including securities issued by real estate investment trusts (“REITs”). Some REITs have relatively small capitalizations, which may tend to increase the volatility of the market price of securities issued by such REITs. Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments in real estate securities to decline. In addition, mortgage REITs may be affected by the ability of borrowers to repay the debt extended by the REIT on time. Equity REITs may be similarly affected by the ability of tenants to pay rent. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified.

The Fund or an underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Investment in such securities is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

The Fund, or an underlying fund, may invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments. The Fund may be affected by a change in the rate of exchange from local currencies to U.S. dollars or if a counter-party to a forward currency contract was unable to meet its obligation.

Changes in exchange rates could reduce or even eliminate profits made on the investments in securities. The Fund may be affected by social, political, or economic events occurring in the home countries of the issuers. Underdeveloped and developing countries may have relatively unstable governments and economies based on only a few industries. There is the possibility that government action or a change in political control in one or more of these countries could adversely affect the value of the Fund’s investments. Companies in foreign countries are generally not subjected to the same accounting, auditing, and financial standards as U.S. companies. Their financial reports may not reflect the same information on the company as would be available in the U.S. Certain countries may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In certain markets there may not be protection against failure by other parties to complete transactions. Foreign stock exchanges may be less stringent in overseeing companies than those in the U.S. Additionally, the costs to buy and sell securities, including brokerage commissions, taxes, and custodian fees, are generally higher in foreign markets than for transactions in the U.S. markets. Some underlying funds’ holdings may include investments located in underdeveloped and developing countries.

You could invest directly in the underlying funds. By investing in funds indirectly through the Fund, you bear not only your proportionate share of the expenses of the Fund but also, indirectly, similar expenses (including operating costs and investment advisory fees) of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. Because of the Fund's policies of investing up to 20% of its assets in other funds, you may receive more taxable capital gains distributions than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

To the extent the Fund is invested in individual bonds or bond funds, the return on, and value of, an investment in the Fund will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities. Fluctuations in interest rates generally have a more pronounced effect on longer-term debt securities. The fixed-income securities held by the Fund are also subject to the possibility that a deterioration in the financial condition of an issuer could cause an issuer to fail to make timely payments of principal and interest. Other factors may affect the market price and yield of fixed-income securities, including investor demand and domestic and worldwide economic conditions.

The Fund from time to time may invest in underlying funds that seek to provide returns that exceed the returns of a particular market index or that are the opposite of the returns of a particular market index. An underlying fund’s investment in financial instruments (e.g., futures contracts, options on futures contracts, securities and indexes, forward contracts and swap agreements) may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose an underlying fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes an underlying fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a fund’s benchmark. These risks include, but are not limited to: (1) the risk that an instrument is mispriced; (2) credit or counterparty risk on the amount the underlying fund expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the underlying fund will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an underlying fund’s position in a particular financial instrument when desired.

3

Underlying funds that are acquired for hedging purposes may subject the Fund to losses if they do not perform as anticipated. Therefore, gains and losses derived from hedging transactions will generally be more dependent upon Markman Capital’s ability to correctly predict the movement of a particular market, sector or index represented by a particular underlying fund. Certain of the underlying funds in which the Fund may invest from time to time may experience significant gains or losses due to their aggressive investment strategies. Although any losses from investments in underlying funds will be limited to the amount the Fund originally invested in the underlying funds, any such losses will reduce the amount of assets available to purchase other investments, might require the Fund to sell other investments at inopportune times in order to satisfy redemption requests, and might lead to a higher expense ratio as the Fund’s asset base declines.

PERFORMANCE*

The bar chart below provides an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year for the last ten years. The performance table below shows how the Fund’s average annual total returns over time compared to a broad-based securities market index. The Fund’s performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart below does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

During the period shown in the bar chart, the highest return for a quarter was 26.39% during the quarter ended December 31, 2001 and the lowest return for a quarter was -26.76% during the quarter ended September 30, 2001.

Average Annual Total Returns*

For Periods Ended December 31, 2008:

	One Year	Five Years	Ten Years
Core Growth Fund:
Return Before Taxes	-34.37%	1.70%	-1.01%
Return After Taxes on Distributions(1)	-34.37%	1.65%	-1.59%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-22.34%	1.44%	-1.07%
S&P 500 Index(2)	-37.00%	-2.19%	-1.38%

*	Effective December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio each exchanged substantially all of their net assets for shares of the Fund. The performance and accounting history of the Moderate Allocation Portfolio has been assumed by the Fund. The average annual total returns of the Fund are therefore those of the Moderate Allocation Portfolio for the periods prior to December 30, 2002.

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through arrangements such as 401(k) plans or individual retirement accounts. In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you bought and held shares of the Fund. Those fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Fund’s average daily net assets. The Fund’s fees and expenses have not been adjusted to reflect the Fund’s current size. The rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases	None
Deferred Sales Load	None
Sales Load Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets)

Management Fees(2)	0.85%
Distribution (12b-1) Fees(3)	0.00%
Other Expenses	2.28%
Acquired Fund Fees and Expenses (underlying funds fees and expenses)(4)	0.16%
Total Annual Fund Operating Expenses(5)	3.29%

4

(1)	The expense information in the table above has been restated to reflect current fees.

(2)
Pursuant to the Fund’s investment management agreement, the base management fee may be increased, decreased or remain the same, depending on how the Fund’s performance compares to the Standard and Poor’s 500 Index (“S&P”) over a rolling 12-month period. See “Management of the Trust” for additional information relating to this performance fee adjustment.

(3)	The underlying funds in which the Fund invests may impose 12b-1 or service fees.

(4)
By investing in funds indirectly through the Fund, you bear not only your proportionate share of the expenses of the Fund but also, indirectly, similar expenses (including operating costs and investment advisory fees) of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. The estimated expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds for the most recent fiscal-year end in which the Fund expects to invest.

(5)
The Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of net expenses to average net assets shown in the Financial Highlights table, which reflects the operating expenses of the Fund for the year ended December 31, 2008 and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses after the first year of operations are not reduced by any waivers. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$332	$1,013	$1,717	$3,585

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund or underlying funds may also invest in money market funds and money market securities or other high quality short-term debt instruments to provide liquidity, as a temporary defensive measure and, in the case of the Fund, investing in money market funds as part of its investment strategy, to achieve its investment objective. The Fund or an underlying fund may not achieve its investment objective during periods when it has taken a temporary defensive position.

Portfolio Holdings
The Fund’s complete portfolio holdings are publicly available as of the end of a calendar month, within one to ten business days after month end, on the “Core Growth Fund” page of its website, www.markman.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Fund Transactions
Markman Capital places orders for the purchase and sale of portfolio securities for the Fund's accounts with brokers or dealers, selected by Markman Capital in its discretion, or directly with the underlying funds. The Fund is actively managed and has no restrictions upon portfolio turnover. The Fund's rate of portfolio turnover may be greater than that of many other mutual funds. The Fund’s annual portfolio turnover rate could be substantially in excess of 100%. A 100% annual portfolio turnover rate would be achieved if each security in the Fund's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. A high portfolio turnover rate may result in increased trading costs to the Fund. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from the Fund. Increased trading costs and capital gain distributions can lower the Fund’s performance. See "Dividends, Distributions and Taxes." There is no limit on, and Markman Capital cannot control, the portfolio turnover rates of the underlying funds in which the Fund may invest.

MANAGEMENT OF THE TRUST

The Trustees
The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of the Trust may be found in the Statement of Additional Information under "Trustees and Officers."

Investment Adviser
Markman Capital serves as the investment adviser to the Fund. Markman Capital’s principal office is at 6600 France Avenue South, Minneapolis, Minnesota 55435. In addition to serving as investment adviser to the Fund, Markman Capital provides investment supervisory services on a continuous basis to individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations). As of the date of this Prospectus, Markman Capital provides investment management services to over 190 client accounts and to the Fund and has assets under management in excess of $49.2 million.

Pursuant to an investment management agreement with the Trust, Markman Capital is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Fund’s investments. As compensation for services provided to the Fund, Markman Capital is paid a base fee of 0.85% of the average daily net assets of the Fund (the “base management fee”) which is accrued by the Fund daily and paid to Markman Capital monthly. The base management fee decreases in a series of breakpoints if the Fund’s total assets under management increase. The breakpoints, and the corresponding base management fee, are set forth in the following table:

$0- $200 million	0.85%
Next $150 million	0.80%
Next $150 million	0.75%
Next $150 million	0.70%
Next $150 million	0.65%
All additional dollars	0.60%

Based on the total assets under management as of the date of this Prospectus, the base management fee is currently 0.85% of the average daily net assets of the Fund.

Pursuant to the investment management agreement, after an initial one year period, which ended on April 30, 2006, the base management fee may be increased, decreased, or remain the same, depending on how the Fund’s performance compares to the performance of the S&P 500 Index (the “S&P”) over a rolling 12-month period consisting of the most recently completed month and the previous 11 months. This performance fee adjustment will be calculated based on the Fund’s average net assets during the rolling 12-month period with a 0.02% adjustment for every one percent differential between the Fund’s and the S&P’s performance. The Statement of Additional Information includes additional discussion regarding the management fee. The table below sets forth the performance fee adjustment assuming the Fund performs at the indicated levels relative to its benchmark.

5

Fund	Performance Fee
Performance	Adjustment
5.00% above the S&P or higher	+0.10
4.00% above the S&P	+0.08
3.00 % above the S&P	+0.06
2.00% above the S&P	+0.04
1.00% above the S&P	+0.02
Equal to the S&P	No Adjustment
1.00% below the S&P	-0.02
2.00 % below the S&P	-0.04
3.00% below the S&P	-0.06
4.00% below the S&P	-0.08
5.00% below the S&P or lower	-0.10

The total management fee, as a percentage of the Fund’s average daily net assets for the fiscal year ended December 31, 2008, was 0.92%.

A discussion of the basis for the Board of Trustees approval of the investment management agreement with Markman Capital is included in the Fund’s June 30, 2008 Semi-annual report and will be included in the Fund’s June 30, 2009 Semi-annual report.

Portfolio Manager
Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, has served as the Portfolio Manager of the Trust since inception and has been responsible for the day-to-day management of the Fund since inception. Mr. Markman has served as President of Markman Capital since its organization in September 1990. Additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities of the Fund is provided in the Statement of Additional Information.

PRICING OF FUND SHARES

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally at 4:00 p.m., Eastern Time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash and/or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of the Fund's shares is effected is based on the next calculation of NAV after the order is placed.

Shares of the underlying funds (other than closed-end investment companies and exchange traded funds that are listed on a securities exchange) are valued at their respective NAVs under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of closed-end investment companies and exchange traded funds that are listed on a securities exchange typically are valued at their respective closing market quotations. The Fund, with respect to its individual securities, values securities for which market quotations are readily available at their current market value (generally the last reported sale price as of the close of the regular session of trading on the day the securities are being valued). Fixed-income securities which have available market quotations are priced according to the most recent bid price quoted by one or more of the major market makers. If market quotations are not readily available or if available market quotations are not reliable, securities are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s calculation of NAV but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund’s calculation of NAV. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences may at times be material. With respect to any portion of a Fund’s assets that is invested in other open-end investment companies, that portion of the Fund’s NAV is calculated based on the NAV of that underlying fund. The prospectus for the underlying fund explains the circumstances and effects of fair value pricing for that investment company.

Underlying money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities held by the Fund that have 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

The NAV per share of the Fund will fluctuate with the value of the securities it holds.

The Fund may invest directly, or indirectly through underlying funds, in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund may change on days when investors will not be able to purchase or redeem the Fund’s shares.

HOW TO PURCHASE SHARES

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern Time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

6

The Fund generally will not accept investments from foreign investors (e.g. foreign financial institutions; non-U.S. persons). The Fund has instructed its transfer agent accordingly. If the Fund accepts such investments, the Fund is required to conduct due diligence on such foreign investors as required under Section 312 of the USA PATRIOT Act.

Shares of the Fund are sold without a sales charge at the NAV next calculated after receipt of an order in proper form by the Fund. The minimum initial investment ordinarily must be at least $500. The Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans.

The minimum initial investment is waived for purchases by Trustees, officers and employees of the Trust, of JPMorgan Chase Bank, N.A. (the “Transfer Agent”), and of Markman Capital and private clients of Markman Capital, including members of such persons' immediate families (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code). The Fund also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Trust may reject any purchase order.

The minimum amount required for subsequent investments in the Fund is $100. The Trust reserves the right, in its sole discretion, to waive the minimum subsequent investment amount for certain investors, or to waive or reduce the minimum subsequent investment amount for tax-deferred retirement plans.

Shares of the Fund are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) on any business day, are priced according to the applicable NAV determined on that date. Direct purchase orders received after the close of regular trading on the NYSE are generally priced as of the time the NAV is next determined. The Fund has relationships with certain brokers, processing organizations, and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Dealers or other agents may charge you a fee for effecting transactions. Contact your broker to determine whether it has an established relationship with the Fund. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Markman Core Growth Fund, c/o Shareholder Services, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks must be made payable to the Markman Core Growth Fund. Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Certain third party checks will not be accepted for initial investment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

The Trust mails you confirmations of all purchases or redemptions of shares of the Fund. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains certain provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

You may also purchase shares of the Fund by bank wire. Please call the Transfer Agent (Nationwide call toll-free 800-707-2771) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment in the Fund will be made at the Fund's NAV next determined after your wire is received together with a completed account application. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money. To make an initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund has authorized certain processing organizations to receive purchase and sales orders on its behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased through a processing organization, there may be various differences in how your purchase order is handled. The processing organization may:

•	Charge a fee for its services
•	Act as the shareholder of record of the shares
•	Set different minimum initial and additional investment requirements
•	Impose other charges and restrictions
•	Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

The Fund considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Markman Core Growth Fund, c/o Shareholder Services, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman Core Growth Fund. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

7

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

Markman Capital may at its own expense and out of its own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the Fund. For this purpose, Financial Intermediaries include investment advisers, financial advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These additional cash payments are payments over and above the Rule 12b-1 fees and any sales charges which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the NAV per share next determined after receipt by the Transfer Agent, or an authorized agent of the Trust, of your redemption request in the form described below. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by wire.

With respect to any redemption request for an amount that is $25,000 or more, your request must be accompanied by an original Medallion Signature Guarantee. Signature guarantees are described below.

By Telephone
You may redeem shares by telephone if the amount is less than $25,000. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-707-2771). The redemption proceeds will usually be sent by mail or by wire within 3 business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to you. You may change the bank or brokerage account designated under this procedure at any time by writing to the Transfer Agent. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

By Mail
You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your request must be accompanied by a Medallion Signature Guarantee as described below. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your Medallion Signature Guarantee, regardless of the value of the shares being redeemed.

Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within 3 business days following receipt of instructions in proper form.

Through Broker-Dealers
You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may charge you a fee for this service. You will receive the NAV per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

Important Notice to Financial Intermediaries
The Fund requires that you identify yourself if you are a financial intermediary that established omnibus accounts in the Fund for your customers. If you do not identify yourself and the Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately at the next calculated NAV.

Additional Redemption Information
If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account at any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire.

In the event that wire transfer of funds is impossible or impracticable, the redemption proceeds will be sent via check by mail to the address designated on the account.

8

If you select to receive redemption proceeds in cash and the U.S. Postal Service cannot deliver your check or if your check remains uncashed for 90 days, your redemption proceeds may be reinvested in your account at the then current NAV. No interest will accrue on an amount represented by uncashed redemption proceed checks.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $500 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. The Fund will not make payment for shares redeemed by using shares of an underlying fund.

Medallion Signature Guarantees
Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. We accept original signature guarantees from domestic banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program. Notary stamps are not acceptable. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have their signature guaranteed.

Some of the circumstances that require an original Medallion Signature Guarantee are as follows:

•	Redemption proceeds that have a value of $25,000 or more
•	Proceeds that are not being paid to the owner of record
•	Proceeds that are being sent to an address other than the address of record
•	Proceeds to be paid by check to an address of record that has been changed within 30 days
•	Proceeds are being wired or sent through ACH when the bank instructions have been added or changed within 30 days of your redemption request
•	Proceeds or shares that have a value of $5,000 or more that are being transferred between accounts with different account registrations

Market Timing Policy
Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and the Board of Trustees has adopted policies and procedures with respect to market timing.

The Fund monitors cash flows in and out of the Fund daily. If the Fund has reason to believe that a shareholder has engaged in excessive trading or market timing, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases in the shareholder’s accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.

The Fund’s excessive trading policies generally do not apply to systematic purchases and redemptions. Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce its market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

SHAREHOLDER SERVICES

Contact the Transfer Agent (Nationwide call toll-free 1-800-707-2771) between the hours of 8:30 a.m. and 7:00 p.m. Eastern Time on days the Fund is open for business for additional information about the shareholder services described below.

Automatic Withdrawal Plan
If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount. There is no charge for this service.

9

Tax-Deferred Retirement Plans
Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

•	Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs
•	Qualified pension and profit-sharing plans for employees, including Keogh Plans for self-employed individuals and those profit-sharing plans with a 401(k) provision

We will impose reasonable charges for providing these services. For a current schedule of charges, please contact us.

Direct Deposit Plans
Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial investment must be $500 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. A depository institution may impose its own charge for debiting your account, which would reduce the return from an investment in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Fund will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

Income received by the Fund from a mutual fund or individual security owned by the Fund (including dividends and distributions of short-term capital gains) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income. Because the Fund is actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund with unrealized portfolio appreciation or an individual security in its portfolio, investing in the Fund rather than directly in the underlying funds or individual securities may result in increased tax liability to you since the Fund must distribute its gains in accordance with certain rules under the Code.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by the Fund from the underlying funds, as well as net long-term capital gains realized by a Fund from the purchase and sale (or redemption) of mutual fund shares or other securities held by the Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year).

If you select to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the reinvest option. No interest will accrue on an amount represented by uncashed distribution checks.

The sale of individual securities held less than one year may result in short-term capital gains and the sale of individual securities held for more than one year may result in long-term capital gains (even if you have held the shares for less than one year) which will be distributed by the Fund and will be taxable to you.

If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by the Fund on the sale of such fund's shares held for 6 six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of the Fund on the reinvestment date.

The Fund may invest in underlying funds with capital loss carryforwards. If an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its capital loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that an underlying fund’s gains are offset in this manner, distributions to the Fund and its shareholders by such underlying fund will not be characterized as capital gain dividends but may be ordinary income.

A redemption of shares of the Fund is a taxable event on which you may realize a gain or loss. Each year the Trust will notify you of the tax status of dividends and distributions. All dividends and distributions will be reinvested automatically at NAV in additional shares of the Fund, unless you notify the Fund in writing of your election to receive distributions in cash. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to a shareholder who fails to provide his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. The current backup withholding rate is 28%. An individual’s taxpayer identification number is his or her Social Security Number.

10

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

MARKMAN MULTIFUND TRUST

MARKMAN CORE GROWTH FUND – FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Net asset value at beginning of year	$14.78	$12.71	$11.00	$10.24	$9.02

Income (loss) from investment operations:
Net investment income (loss)	(0.21)	(0.07)	(0.04)	0.05	0.07
Net realized and unrealized gains (losses) on investments	(4.87)	2.14	1.75	0.76	1.22
Total from investment operations	(5.08)	2.07	1.71	0.81	1.29
Less distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.07)

Net asset value at end of year	$9.70	$14.78	$12.71	$11.00	$10.24

Total return	(34.37%)	16.29%	15.55%	7.94%	14.31%
Net assets at end of year (000s)	$32,790	$62,210	$55,122	$55,115	$60,132
Ratio of net expenses to average net assets	3.13%	1.70%	1.58%	1.58%	1.44%
Ratio of net investment income (loss) to average net assets	(1.49%)	(0.45%)	(0.33%)	0.46%	0.71%
Portfolio turnover rate	3,452%	1,098%	799%	658%	472%

11

Markman CORE GROWTH FUND A Value-Added Large Growth Strategy

Investment forms may be ordered by calling 1-800-707-2771. The minimum direct investment is $500.

For additional forms, prospectuses, or answers to any questions, call the Markman MultiFund Trust at 1-800-707-2771 between the hours of 8:30 AM and 7:00 PM ET on days the Fund is open for business.

For updated Fund pricing as of the close of the previous day and access to your account balance, call 1-800-536-8679.

Investment Adviser
Markman Capital Management, Inc.
6600 France Avenue South
Minneapolis, Minnesota 55435

Custodian
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, D.C. 20006

Additional information about the Fund and its investments is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety and is therefore legally a part of this prospectus and in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI, annual and semi-annual reports to shareholders are available, free of charge, on the Fund’s internet site at www.markman.com or by calling 1-800-707-2771.

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

File No. 811-8820

Markman
CORE GROWTH FUND
A Value-Added
Large Growth Strategy

6600 France Avenue South
Minneapolis, Minnesota 55435

May 1, 2009

STATEMENT OF ADDITIONAL INFORMATION

MARKMAN MULTIFUND TRUST
6600 France Avenue South, Edina, MN 55435

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of the Markman Fund (the “Fund”), dated May 1, 2009.  The Fund is a series offered by the Markman MultiFund Trust (the “Trust”).  The Fund’s annual report as of December 31, 2008 is incorporated herein by reference.  The Statement of Additional Information should be read in conjunction with the Prospectus.  The Trust's Prospectus and annual report may be obtained, without charge, by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.

INVESTMENT ADVISER	SHAREHOLDER SERVICES
Markman Capital Management, Inc.	P.O. Box 5354
c/o Markman MultiFund Trust	Cincinnati, OH 45201-5354
6600 France Avenue South	Toll-free: 1-800-707-2771
Edina, MN 55435
Toll-free: 1-800-395-4848
Telephone: (952) 920-4848

TABLE OF CONTENTS

Page

DESCRIPTION OF THE TRUST	3
INVESTMENT OBJECTIVE AND POLICIES	4
INVESTMENT RESTRICTIONS	17
DISCLOSURE OF PORTFOLIO HOLDINGS	19
QUALITY RATINGS OF DEBT SECURITIES	19
TRUSTEES AND OFFICERS	24
CODE OF ETHICS	25
PRINCIPAL SECURITY HOLDERS	26
INVESTMENT MANAGER	26
TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR	29
DISTRIBUTION	30
CUSTODIAN	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
LEGAL COUNSEL	31
CALCULATION OF SHARE PRICE	31
TAXES	31
PURCHASE AND REDEMPTION OF SHARES	32
SPECIAL REDEMPTIONS	32
BROKERAGE ALLOCATION AND OTHER PRACTICES	32
PERFORMANCE INFORMATION	34
A. Standardized Average Annual Total Return	34
B. Standardized Average Annual Total Return (After Taxes on Distributions)	35
C. Nonstandardized Total Return	36
ANNUAL REPORT	36

DESCRIPTION OF THE TRUST

Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994 (the “Declaration of Trust”).

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or funds, each share without par value.  Currently, the Trust offers one fund, the Markman Fund, which is described in this Statement of Additional Information.  When issued, shares of the Fund are fully paid, non-assessable and freely transferable.  Each share in the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to such dividends and distributions as are declared by the Trustees of the Trust.  Upon any liquidation of the Fund, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution.  Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares).

Under the terms of an Agreement and Plan of Reorganization, on December 30, 2002, three series of the Trust, the Aggressive Allocation Portfolio, the Conservative Allocation Portfolio and the Moderate Allocation Portfolio (the “Allocation Portfolios”), were reorganized into the Fund, a newly formed series of the Trust (the “Reorganization”).  The Fund assumed the assets and liabilities of each of the Allocation Portfolios.  The financial and performance data and information prior to December 30, 2002 in this Statement of Additional Information are for the Markman Moderate Allocation Portfolio, the accounting and performance survivor of the Reorganization.

Shareholders of the Fund have the right to vote for the election of Trustees and on any matters that by law or the provisions of the Declaration of Trust they may be entitled to vote upon.  The Trust will normally not hold annual meetings of shareholders to elect Trustees.  If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees.  Under the Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank.  The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.  In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Fund.  Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.  The likelihood of such circumstances is remote.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks long term capital growth.  The Fund seeks to achieve its investment objective by investing in individual equity securities, shares of other open-end investment companies, shares of exchange-traded funds, and shares of closed-end investment companies.

The Fund intends to purchase shares of individual securities, ADRs, exchange-traded funds, closed-end and other open-end investment companies in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the “SEC”).

Generally, under the 1940 Act, the Fund may not acquire shares of other open-end investment companies (which include exchange-traded funds) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an open-end investment company’s total outstanding shares or if the Fund’s investment in securities of an open-end investment company would be more than 5% of the value of the total assets of the Fund.  Accordingly, the Fund is subject to these limitations unless (i) the open-end investment company or the Trust has received an order for exemptive relief from the SEC that is applicable to the Fund; and (ii) the open-end investment company and the Fund take appropriate steps to comply with any conditions in such order.

With respect to investments in other open-end investment companies, the SEC has granted the Trust an exemption from the limitations of the 1940 Act restricting the amount of securities of underlying open-end investment companies that the Fund may hold, provided that certain conditions are met.  The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its underlying funds.  In addition, certain of the open-end investment companies in which the Fund may invest from time to time have received similar exemptive orders from the SEC.

At times, the Fund may invest all or a portion of its assets in money market mutual funds.  The Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

Set forth below is additional information with respect to the types of securities and investment techniques of the Fund and underlying funds.

FOREIGN SECURITIES

Most of the Fund’s investments in foreign securities will be through underlying funds.  An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when the Fund invests in domestic securities.

Exchange Rates

Since an underlying fund held by the Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly the Fund's) assets from the perspective of U.S. investors.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

Exchange Controls

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations.  Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

Limitations of Foreign Markets

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments.  A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value.  There may also be difficulties in enforcing legal rights outside the United States.

Foreign Laws, Regulations and Economies

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Foreign Tax Considerations

Income received by the Fund or an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  Any such taxes paid by the Fund or an underlying fund will reduce the net income of the Fund or the underlying fund available for distribution to the Fund.

Emerging Markets

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets.  Security prices in emerging markets can be significantly more volatile than in more developed nations.  Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.  Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.  Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default.  Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

Calculation of Net Asset Value

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business.  Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital Management, Inc. (“Markman Capital”) nor you have access to the underlying funds and the Fund.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  Under such an arrangement, an underlying fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities.  The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days).  While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

The Fund or an underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements.  The Fund or an underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

REPURCHASE AGREEMENTS

The Fund or an underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price.  Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. The Fund’s or an underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Fund or an underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

The Fund or an underlying open end investment company (mutual fund) may invest up to 15% (10% for money market funds) of net assets in securities for which there is no readily available market ("illiquid securities").  Closed-end investment companies are not subject to any SEC prescribed limitations on illiquid and restricted securities.  This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity.  Illiquid and restricted securities are not readily marketable without some time delay.  This could result in the Fund or an underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired impossible .

The 1940 Act provides that a mutual fund whose shares are purchased by the Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days.  Accordingly, shares held by the Fund in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Fund's net assets.

LOANS OF PORTFOLIO SECURITIES

The Fund or an underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund or the underlying fund may at any time call the loan and obtain the securities loaned; (3) the Fund or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Fund or the underlying fund.  Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

The Fund or an underlying fund may sell securities short.  In a short sale the Fund or an underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker.  The Fund or underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund or the underlying fund. Until the security is replaced, the Fund or the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund or an underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When they engage in short sales, the Fund or an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The Fund or an underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund or the underlying fund replaces the borrowed security. The Fund or an underlying fund will realize a gain if the security declines in price between such dates.  The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund or an underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the Fund or the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.  Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments in one industry. The value of the underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation.  Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes.  The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

The Fund or an underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option.  A call is covered if the Fund or an underlying fund owns the optioned securities.  When the Fund or an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, the Fund or underlying fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

The Fund or an underlying fund may purchase a call on securities to effect a "closing purchase transaction."  This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund or an underlying fund on which it wishes to terminate its obligation.  If the Fund or an underlying fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the Fund or an underlying fund delivers the underlying security).

The Fund or an underlying fund may write and purchase put options ("puts").  When the Fund or an underlying fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund or underlying fund at the exercise price at any time during the option period.  When the Fund or an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period.  The Fund or an underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities.  Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.  A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the Fund or an underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Fund or an underlying fund.  Until the underlying securities are released from escrow, they cannot be sold by the Fund or an underlying fund.  In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations.  If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered.  As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

Options Trading Markets

Options in which the Fund or underlying funds will invest are generally listed on an exchange (“Exchange”).  Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market.  Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund or underlying fund.

FUTURES CONTRACTS

The Fund or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.  A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.  Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is affected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  The closing out of a futures contract purchase is affected by the purchaser entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The Fund or an underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates.  Generally, as interest rates rise, the market value of the securities held by the Fund or an underlying fund will fall, thus reducing its net asset value.  This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash.  This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates.  As interest rates increase, the value of the Fund’s or an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

The Fund or an underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made; the Fund or an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when the Fund or an underlying fund purchases or sells a security, no price is paid or received by the Fund or an underlying fund upon the purchase or sale of a futures contract.  Upon entering into a contract, the Fund or an underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities.  This is known as "initial margin."  Initial margin is similar to a performance bond or good faith deposit which is returned to the Fund or an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable.  This is known as "marking to the market."

The Fund or an underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund.  The Fund or an underlying fund may close its positions by taking opposite positions that will operate to terminate the Fund’s or the underlying fund's position in the futures contracts.  Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund or underlying fund, and the Fund realizes a loss or gain.  Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge the Fund’s or an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security.  A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract's expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund or an underlying fund may be exposed to risk of loss.  Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund or an underlying fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets.  Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market.  Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that sufficient assets are available to satisfy their obligations under their futures contracts, the Fund or an underlying fund is required to establish segregated accounts with its custodian.  Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to the Fund or an underlying fund from investing in futures is potentially unlimited.  Gains and losses on investments in options and futures depend upon the Fund’s or an underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

The Fund or an underlying fund may also purchase and sell listed put and call options on futures contracts.  An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period.  When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.  The Fund or an underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract.  The Fund or an underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected.  The Fund or an underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts.  The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop.  In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund or an underlying fund because the maximum amount of risk is the premium paid for the option (plus transaction costs).  There may, however, be circumstances when the use of an option on a futures contract would result in a loss to the Fund or an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities.  Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

The Fund or an underlying fund may employ many of the investment techniques described above for investment and hedging purposes.  Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred.  Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

The Fund or an underlying fund may invest in warrants.  Warrants are options to purchase equity securities at specific prices valid for a specified period of time.  The prices do not necessarily move in parallel to the prices of the underlying securities.  Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  If a warrant is not exercised within the specified time period, it becomes worthless and the Fund or underlying fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

The Fund or an underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities.  Under the 1940 Act, a Fund or such underlying fund generally is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise.  Such sale must occur even if disadvantageous from an investment point of view.  Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on a Fund’s or underlying fund's net asset value.  In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.  The Fund may leverage assets indirectly by purchasing underlying funds that have leveraged assets.  The Fund will not invest more than 15% of its assets in underlying funds with leveraged assets.

HIGH YIELD SECURITIES AND THEIR RISKS

The Fund or an underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds."  Investment in such securities is subject to the risk factors outlined below.

Sensitivity of Interest Rate and Economic Changes

The high yield, high-risk market has at times been subject to substantial volatility.  An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest.  Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates, the issuers of high yield, high-risk securities may have greater potential for insolvency.

The prices of high yield, high-risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments.  Yields on high yield, high-risk securities will fluctuate over time.  Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

Payment Expectations

Certain securities held by the Fund or an underlying fund, including high yield, high risk securities, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund or such underlying fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor.  Conversely, a high yield, high-risk security's value will decrease in a rising interest rate market, as will the value of the Fund’s or the underlying fund's assets.

Liquidity and Valuation

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Fund or an underlying fund to accurately value high yield, high risk securities or dispose of them.  To the extent the Fund or such underlying fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Taxation

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  The Fund or an underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Credit Ratings

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high-risk securities.  Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, Markman Capital and underlying funds should monitor the issuers of high yield, high risk securities in the Fund’s or underlying fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund or the underlying fund can meet redemption requests.  To the extent that the Fund or an underlying fund invests in high yield, high risk securities, the achievement of the Fund’s or underlying fund's investment objective may be more dependent on the Fund’s or the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

The Fund or an underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund or an underlying fund to a lower rate of return upon reinvestment of principal.  In addition, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

The Fund or an underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments.  Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually.  CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities.  Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which the Fund or an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.  In addition, the Fund and underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.  For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof.  In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities.  Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.  Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.  In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the related asset-backed securities.  Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables.  In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund or an underlying fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund or an underlying fund that invests in CMOs.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Fund or an underlying fund to a lower rate of return when it reinvests the principal. Further, the Fund or an underlying fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund or an underlying fund to lose a portion of its principal investment represented by the premium the Fund or an underlying fund paid. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund’s or underlying fund’s shares to fluctuate more.

SWAP AGREEMENTS

An underlying fund may enter into a swap agreement.  A typical swap agreement involves the exchange by one party with another party of commitments to pay or receive cash flows.  There are various types of swaps, including interest rate swaps, credit default swaps and total return swaps.  Depending on their structure, swap agreements may increase or decrease the overall volatility of an underlying fund’s investments and its share price and yield.  Swap agreements will tend to shift an underlying fund’s investment exposure from one type of investment to another.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The most significant factor in the performance of swaps is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the agreement.  If an underlying fund’s investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the underlying fund would be less favorable than it would have been if this investment technique were not used.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies.  The Fund has adopted certain fundamental investment policies.  These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.  These fundamental policies provide that the Fund may not:

1.    Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

2.    Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

3.   Make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

4.   Purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5.    Purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

6.    Purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

7.    Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

The following investment limitations for the Fund are not fundamental and may be changed without shareholder approval:

1.  Senior Securities.  The following activities will not be considered to be issuing senior securities with respect to the Fund:
1.	Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.
2.	Collateral arrangements in connection with initial and variation margin.
3.	A pledge, mortgage or hypothecation of the Fund’s assets to secure its borrowings.
2.	Concentration. As a matter of operating policy, an investment by the Fund in an open-end investment company or exchange-traded fund that invests in securities of a broad-based index is not counted for purposes of determining the Fund’s compliance with the fundamental policy relating to concentration set forth above.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s complete portfolio holdings are publicly available as of the end of a calendar month, within one to ten business days after month end, on the Fund’s page of the Trust’s website, www.markman.com. Other disclosure of the Fund’s portfolio holdings are generally prohibited, except under the following conditions:

1)	A request by executive officers of Markman Capital for routine oversight and management purposes;
2)
For use in preparing and distributing routine shareholder reports, including disclosure to Ernst & Young LLP (the Trust’s independent registered public accounting firm) and Studio Arts (typesetter and printer).

There are no lag time requirements regarding disclosure of portfolio holdings to Ernst & Young, Studio Arts or the executive officers of Markman Capital.  There are no written agreements in place with Ernst & Young and Studio Arts that would prohibit these parties from trading based on the Fund’s portfolio holdings information.

No compensation will be accepted by the Fund, Markman Capital, or any other party in connection with the disclosure of information about portfolio securities.

Employees of Markman Capital are access persons under the Fund’s Code of Ethics and have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.

The Chief Compliance Officer is authorized to determine whether disclosure of the Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders, and is the person who will approve or disapprove requests for disclosure of the Fund’s portfolio holdings.  Any conflict between the interests of shareholders and the interests of Markman Capital, or any affiliates, will be reported to the Board of Trustees, which will make a determination that is in the best interests of shareholders.  These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Fund’s Chief Compliance Officer.

QUALITY RATINGS OF DEBT SECURITIES

STANDARD & POOR'S RATINGS GROUP (S&P) BOND RATINGS

An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers or lessees.  The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.  To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating is sometimes used by S&P.  It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

S&P's bond ratings are as follows:

AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

S&P's NOTE RATINGS

An S&P note rating reflects the liquidity concerns and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P's Note ratings are as follows:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+").  For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS (“Moody’s”)

Moody's bond ratings are as follows:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

       B - Bonds that are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

       C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG).  This distinction is in recognition of the differences between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

MIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes high quality.  Margins of protection are ample, although not so large as in the preceding group.

MIG 3 - This designation denotes acceptable quality.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

TRUSTEES AND OFFICERS

The name, address, year of birth, position with the Fund, term of office and length of time served, principal occupation(s) for the last 5 years of each Trustee and other directorships held outside of the Fund complex are set forth below.  The Board of Trustees is responsible for managing the business affairs of the Trust.

Interested Trustees and Officers:

			Number of	Directorships
Name/Address	Position		Funds in	Held by
Year of Birth	With Fund/	Principal Occupation	Complex Overseen	Trustee Outside
	Time Served[1]	During Last 5 Years	By Trustee	the Fund Complex

Robert J. Markman[2]	Trustee, Chairman	President, Treasurer and Secretary	1	N/A
6600 France Avenue South	of the Board and	of Markman Capital Management, Inc.
Edina, MN 55435	President of the Fund
Year of Birth: 1951	Since Inception

Judith E. Fansler	Secretary	Chief Operating Officer and	N/A	N/A
6600 France Avenue South	Since November 2000,	Compliance Officer of
Edina, MN 55435	Treasurer	Markman Capital Management, Inc
Year of Birth: 1951	Since May 2003,
Chief Compliance Officer
Since October 2004

Disinterested (Independent) Trustees:

Susan Gale-Levy	Trustee	Realtor, Russ Lyon’s Sotheby’s	1	N/A
6600 France Avenue South	Since Inception	International Realty (1998 - Present).
Edina, MN 55435
Year of Birth: 1952

Melinda S. Machones	Trustee	Health IT Consultant (2004 – Present);	1	N/A
Edina, MN 55435 Year of Birth: 1954		Director of Technology and Strategy, Duluth News Tribune (2002 – 2004).

Michael J. Monahan	Trustee	Vice President, External Relations, Ecolab
6600 France Avenue South	Since Inception	(a provider of institutional cleaning	1	N/A
Edina, MN 55435		and sanitation products and services).
Year of Birth: 1950

[1]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
[2]	Mr. Markman is an “interested person” of the Trust as defined in the 1940 Act, as amended, because of his relationship to Markman Capital.

Trustees’ Ownership in the Fund:

Dollar Range of Equity Securities in the Fund
Susan Gale-Levy	Over $100,000
Melinda S. Machones	Over $100,000
Robert J. Markman	$10,000 - $50,000
Michael J. Monahan	$1 - $10,000

Ms. Gale-Levy and Mr. Monahan are members of the Trust’s Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  There were three Audit Committee meetings in the fiscal year ended December 31, 2008.

Trustees’ Compensation:

Total Compensation from Trust*
Name	During Fiscal Year Ended December 31, 2008
Susan Gale-Levy	$13,500
Melinda S. Machones	$12,000
Robert J. Markman	$0
Michael J. Monahan	$13,875

*Amounts shown include planned payments per annum.  The Trust does not pay any retirement benefits to the Trustees for their service.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund.  In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Trustees who are not interested persons of the Trust as defined under the 1940 Act (the “Independent Trustees”) or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

CODE OF ETHICS

The Trust and Markman Capital have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund.  The Code of Ethics adopted by the Trust and Markman Capital is on public file with, and is available from, the SEC.

Proxy Voting Policies and Procedures

General Policy

Markman Capital has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”), consistent with its fiduciary obligations.  The Trust has delegated proxy voting responsibilities with respect to the Fund to Markman Capital, subject to the general oversight of the Board and the Proxy Policy has been approved by the Trustees of the Trust as the policies and procedures that Markman Capital will use when voting proxies on behalf of the Fund.  The Proxy Policy is designed and implemented in a manner reasonably intended to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.  Any conflict between the best economic interests of the Fund and Markman Capital’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

The Proxy Policy sets forth Markman Capital’s voting guidelines.  The guidelines indicate Markman Capital’s willingness to vote with management on matters of a routine administrative nature.  Regarding non-routine proposals, Markman Capital is generally opposed to such proposals if they involve an economic cost to the company or restrict management’s freedom to operate in the best interests of its shareholders.  Accordingly, Markman Capital will generally vote with management on non-routine proposals.  Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

How to Obtain More Information

Information about how the Fund voted proxies relating to portfolio securities held during the one year period ended June 30th has been filed with the SEC on Form N-PX and is available without charge, upon request, by calling the Trust at 1-800-707-2771 and on the SEC’s website at http://www.sec.gov.  Investors may obtain a copy of the Proxy Policy by writing to the Registrant at 6600 France Avenue South, Edina, MN 55435 or by calling the Trust at 1-800-707-2771.

PRINCIPAL SECURITY HOLDERS

As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 16.42% of the outstanding shares of the Fund, and National Financial Services, 200 Liberty Street, New York, New York 10281, owned of record 7.23% of the outstanding shares of the Fund.

As of March 31, 2009, the Trustees and officers of the Trust as a group owned of record beneficially less than 1% of the outstanding shares of the Fund.

INVESTMENT MANAGER

Markman Capital serves as investment manager to the Trust and its Fund pursuant to a written investment management agreement.  Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940.  Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary.  Judith E. Fansler, an employee of Markman Capital, also serves as Secretary, Treasurer, and Chief Compliance Officer of the Trust.

Mr. Markman is responsible for the day-to-day management of the Fund’s investments.  Mr. Markman is paid a single, fixed salary by Markman Capital for investment management services provided to the Fund and other accounts managed.  Mr. Markman’s salary is not based on performance.  As of December 31, 2008, Mr. Markman beneficially owned $32,829 of the Fund’s outstanding equity securities.

In addition to serving as investment adviser to the Fund, Mr. Markman and Markman Capital also provide investment supervisory services on a continuous basis to individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations).  Mr. Markman, through Markman Capital, serves as investment adviser to 190 other client accounts with a total asset value of $49.2 million as of December 31, 2008.  These accounts are not subject to a performance based fee.  Mr. Markman’s potential conflicts of interest may arise when the investment manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts and incentive to allocate opportunities to an account where the investment manager has a greater financial incentive.  The Adviser has adopted trade allocation policies and procedures, which seek to ensure fair allocation of investment opportunities among all accounts.

Certain services provided by Markman Capital under the investment management agreement (“Management Agreement”) are described in the Prospectus.  The terms of the Management Agreement dated May 1, 2005 were approved by the Board of Trustees on August 5, 2008 and by shareholders at a shareholder meeting held on April 15, 2005.  In addition to those services, Markman Capital may, from time to time, provide the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities.  These services are provided without reimbursement by the Fund for any costs incurred.  As compensation for its services, the Fund pays Markman Capital a base management fee of 0.85% of average daily net assets.

The base management fee paid by the Fund will be decreased in a series of breakpoints as the total assets under management for the Fund increase.  The breakpoints, and the corresponding base management fee, are set forth in the following table.

$0- $200 million	0.85%
Next $150 million	0.80% (on assets from $200 - $350 million)
Next $150 million	0.75% (on assets from $350 - $500 million)
Next $150 million	0.70% (on assets from $500 - $650 million)
Next $150 million	0.65% (on assets from $650 - $800 million)
All additional dollars	0.60% (on assets over $800 million)

The base management fee is subject to adjustment by a factor referred to as the “Performance Fee Adjustment.”  The base management fee may be increased, decreased or remain the same depending on how the Fund performs in comparison to its benchmark for the previous 12 months.  The benchmark for the Fund is the S&P 500 Index.

Under the Management Agreement, the Performance Fee Adjustment to the base management fee is calculated by comparing the Fund’s performance to that of the S&P 500 Index over a rolling 12-month period (referred to in the Management Agreement as the “Performance Period”).  A rolling period is the specific duration of time over which the performance of the Fund and the performance of the benchmark index are compared.  Until Markman Capital and the Fund have established performance records for 12 months under Management Agreement, Markman Capital will earn the base management fee of 0.85% of the Fund’s average daily net assets.  During the initial 12 months of the Management Agreement the Fund will not adjust Markman Capital’s fee for performance.  After the initial 12-month Performance Period has been established effective April 30, 2006, the Performance Period will be a rolling 12-month period consisting of the most recently completed month and the previous 11 months.  The Performance Fee Adjustment will be calculated based on the Fund’s average net assets during the Performance Period.  The Performance Fee Adjustment calculation will be done in accordance with Rule 205-2 or any other applicable rules under the Advisers Act, as the same from time to time may be amended.

Using the S&P 500 Index as the benchmark, a “band” ranging from 5% below the benchmark to 5% above the benchmark has been established.  Within that band, the Performance Fee Adjustment is calculated on a rolling 12-month basis with a 2 basis point adjustment for every one percent differential in comparative performance.  For example, if the Fund gained 1% or more, but less than 2%, than the S&P 500 Index, the base management fee would be adjusted positively two basis points (0.02%).  If the Fund underperformed the S&P 500 Index by 2% or more, but less than 3%, the Performance Fee Adjustment would be negative four basis points (0.04%).  Using this formula, the maximum yearly performance adjustment would be 10 basis points, or one-tenth of a percent, up or down.

The Fund’s investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period.  In computing the investment performance of the Fund and the investment record of the Fund’s benchmark, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund’s benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Advisers Act.

Any calculations of the investment performance of the Fund and the investment performance of the Fund’s benchmark shall be in accordance with any then applicable rules of the SEC.

The table below sets forth the Performance Fee Adjustment to the base management fee, assuming that the Fund performs at the indicated levels relative to its benchmark.

Return	Performance Fee Adjustment

5.00% above the S&P or higher	+0.10%
4.00% above the S&P	+0.08%
3.00 % above the S&P	+0.06%
2.00% above the S&P	+0.04%
1.00% above the S&P	+0.02%
Equal to the S&P	no adjustment
1.00% below the S&P	-0.02%
2.00 % below the S&P	-0.04%
3.00% below the S&P	-0.06%
4.00% below the S&P	-0.08%
5.00% below the S&P or lower	-0.10%

Effect of the Performance Fee Adjustment:

As indicated above, the Management fee payable to Markman Capital for the 12 months following the implementation of the Management Agreement will be the base management fee rate and will not be increased or decreased to reflect the performance of the Fund.  For each month following the first 12 months beginning May 1, 2006, however, Markman Capital will be entitled to receive the base management fee and the Performance Fee Adjustment based on the performance of the Fund for the immediately preceding 12 months.

By its terms, the Management Agreement remains in effect for an initial term of two years from its effective date of May 1, 2005, and thereafter from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by Markman Capital.  The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

For the fiscal years ended December 31, 2008, 2007 and 2006, Markman Capital received advisory fees from the Fund of $429,428, $537,260 and $458,115, respectively.

TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

Pursuant to an Administration, Accounting and Transfer Agency Agreement among the Trust, JPMorgan Chase Bank, N.A.(“JPMorgan”) and Markman Capital, JPMorgan serves as the Trust's transfer and dividend paying agent and performs shareholder service activities.  JPMorgan also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.  The administrative services necessary for the operation of the Trust and its Fund provided by JPMorgan include among other things (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and its Fund, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others.  In addition, JPMorgan furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with JPMorgan.  For the fiscal years ended December 31, 2008, 2007 and 2006 JPMorgan received fees from the Fund of $117,000, $120,000 and $110,000, respectively.  JPMorgan also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

JPMorgan and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The principal business address of JPMorgan is 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

DISTRIBUTION

The Fund’s shares are self distributed.  Prior to January 1, 2009, IFS Fund Distributors, Inc. served as the Fund’s principal underwriter.  IFS Fund Distributors did not receive any fees for distribution from the Fund prior to December 31, 2006 because they did not become distributor of the Trust until May 1, 2007.  Under the terms of the Underwriting Agreement between the Trust and IFS Fund Distributors, IFS Fund Distributors earned $67 from underwriting and $1,425 from brokerage commissions on the sale of shares for the year ended December 31, 2008. During the year ended December 31, 2008, the Adviser paid no underwriting fees from its investment advisory fee. IFS Fund Distributors earned $11 from underwriting and $263 from brokerage commissions on the sale of shares for the period May 1, 2007 through December 31, 2007. During the period May 1, 2007 through December 31, 2007, the Adviser paid $11,427 of underwriting fees from its investment advisory fee. The Underwriting Agreement was terminated January 31, 2009.

CUSTODIAN

Pursuant to a Custodian Agreement between the Trust and The Fifth Third Bank (“Fifth Third”), Fifth Third provides custodial services to the Fund. The principal business address of Fifth Third is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as Independent Registered Public Accounting Firm for the Trust for the fiscal year ended December 31, 2009.  Ernst & Young LLP performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, is legal counsel to the Trust and the Independent Trustees.

CALCULATION OF SHARE PRICE

The share price (net asset value or “NAV”) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Trust may also be open for business on other days in which there is sufficient trading in the Fund's securities that its NAV might be materially affected.  For a description of the methods used to determine the NAV, see "Determination of Net Asset Value" in the Prospectus.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of December 31, 2008, the Fund had a net capital loss carryforward of $18,688,982, of which $12,127,416 will expire in 2009, $6,188,292 will expire in 2010, and $373,274 will expire in 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.  Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s acquisition on December 30, 2002, of all of the net assets of the Allocation Portfolios pursuant to a Plan of Reorganization approved by their respective shareholders on December 27, 2002, may not apply.  Based on such limitations, unless tax law changes, approximately $10,880,110 of these losses will expire unutilized.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s "required distribution" over actual distributions in any calendar year.  Generally, the "required distribution" is 98% of the Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.  The Trust is required to withhold and remit to the U.S. Treasury 28% of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

PURCHASE AND REDEMPTION OF SHARES

Detailed information on the purchase and the redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

SPECIAL REDEMPTIONS

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities (excluding underlying fund shares) from the portfolio of the Fund, instead of in cash, in conformity with applicable rules of the SEC.  The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.  The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Markman Capital is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s portfolio business and negotiation of commissions, if any, paid on these transactions.   It is Markman Capital’s intention to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, Markman Capital considers the quality of execution provided and the use and value of the data.  Markman Capital may judge such data with reference to a particular order or, alternatively, in terms of its value to the overall management of the Fund.  Markman Capital may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services.  When doing so, Markman Capital will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of our overall responsibilities to the Fund.  In reaching this determination, Markman Capital will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

The Fund will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

The Fund may purchase shares of underlying funds which charge a redemption fee.  A redemption fee is a fee imposed by an underlying fund upon shareholders (such as the Fund) redeeming shares of such fund within a certain period of time (such as one year).  The fee is payable to the underlying fund.  Accordingly, if the Fund were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Fund would bear such redemption fee.  The Fund will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

For the fiscal years indicated the Fund paid the following brokerage commissions:

For the Year Ended December 31,	Total Broker Commissions Paid
2008	$220,508
2007	$93,628
2006	$65,318

For the fiscal years indicated, Charles Schwab, an affiliated broker-dealer, executed 100% of the Fund’s portfolio transactions for which it received the following commissions:

For the Year Ended December 31,	Commissions Received
2008	$220,508
2007	$93,628
2006	$65,318

PERFORMANCE INFORMATION

Effective December 30, 2002, the Markman Conservative Allocation Fund, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio each exchanged substantially all of its net assets for shares of the Fund.  The performance and accounting history of the Moderate Allocation Portfolio was assumed by the Fund. The average annual total returns of the Fund prior to December 31, 2002 are therefore those of the Moderate Allocation Portfolio.

A.  STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

From time to time, quotations of the Fund’s performance may be included in advertisements, sales literature or reports to shareholders or prospective investors.  These performance figures may be calculated in the following manner:

Average annual total return is computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
Where:
P =	hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =
ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The average annual total return quotations for the Fund for the one year, five year and ten year periods ended December 31, 2008 and for the period since inception (January 26, 1995) to December 31, 2008 are -34.37%, 1.70%, -1.01% and 4.16%, respectively.

The calculation set forth above is based on the further assumptions that:  (i) all dividends and distributions of the Fund during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

Total returns quoted in advertising reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s NAV per share over the period.  Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.  For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years.  While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

B.  STANDARDIZED AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON
DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by finding the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P (1 + T)n = ATVD
Where:
P =	hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =
ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The average annual total return quotations (after taxes on distributions) for the Fund for the one year, five year and ten year periods ended December 31, 2008 and for the period since inception (January 26, 1995) to December 31, 2008 are -34.37%, 1.65%, -1.59% and 2.84%, respectively.  The average annual total return quotations (after taxes on distributions and redemptions) for the Fund for the one year, five year and ten year periods ended December 31, 2008 and for the period since inception (January 26, 1995) to December 31, 2008 are -22.34%, 1.44%, -1.07% and 2.95%, respectively.

The taxes due on any distributions by the Fund are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those used to compute the quotations.  The taxable amount and tax character of each distribution specified by the Fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent re-characterizations of distributions.  The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date.  The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.  The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.  The calculations do not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment.  The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.  Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date.  For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses.  The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.  For purposes of the above computations, it is assumed that all dividends and distributions made by the Fund are reinvested at NAV during the designated period.  The average annual total return quotation is determined to the nearest 1/100th of 1%.

In determining the average annual total return (calculated as provided here), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.  For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a mean account size.

C.  NONSTANDARDIZED TOTAL RETURN

In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months.  The Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period.  Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period.  Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.  Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

The Fund’s total return quotation for the year ended December 31, 2008 and for the period since inception (January 26, 1995) to December 31, 2008 are -34.37% and 76.53%, respectively.

ANNUAL REPORT

The Fund’s financial statements as of December 31, 2008 appear in the Trust's annual report, which is incorporated by reference into this Statement of Additional Information.

MARKMAN MULTIFUND TRUST

PART C	OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust*

(b)	Bylaws*

(c)	Incorporated by reference to Declaration of Trust and Bylaws

(d)	Investment Management Agreement dated May 1, 2005, between Registrant and Markman Capital Management, Inc. (“Markman Capital”).[3]

(e)	Inapplicable.

(f)	Inapplicable.

(g)(i)	Custodian Agreement among Registrant, Markman Capital and State Street Bank and Trust Company.*

(g)(ii)	Custody Agreement between Markman MultiFund Trust and Fifth Third Bank.[1]

(h)(i)	Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.).*

(h)(ii)	Amendment to Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.).*

(h)(iii)	Consent to Use of Name*

(h)(iv)	i Compliance Services Agreement with Integrated Fund Services, Inc.[3]

(h)(v)	Compliance Service Agreement with Markman Capital Management, Inc.[3]

(h)(vi)	Expense Limitation Agreement between the Registrant and Markman Capital Management.[4]

(h)(vii)	Form of Second Amended Revolving Credit Agreement between the Registrant and Fifth Third Bank is filed herewith.

(i)	Opinion and Consent of Counsel.[4]

(j)	Consent of Independent Public Accountants is filed herewith.

(k)	Inapplicable

(l)	Subscription Agreement between Registrant and Markman Capital*

(m)	Plan of Distribution pursuant to Rule 12b-1.[4]

(n)	Multiple Class Plan pursuant to Rule 18f-3.[4]

(o)	Inapplicable

(p)	(i)	Code of Ethics of Markman MultiFund Trust and Markman Capital Management, Inc.[1]
	(ii)	Code of Ethics of Senior Financial Officers of Markman MultiFund Trust.[2]
(iii)	First Amended Code of Ethics of Markman MultiFund Trust and Markman Capital Management, Inc.[3]

*	Incorporated herein by reference to this Registration Statement as originally filed or subsequently amended.
[1]	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on May 1, 2003.
[2]	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2004.
[3]	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on May 2, 2005.
[4]	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on May 1, 2007.

Item 29.   Persons Controlled by or Under Common Control with Registrant

The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees.  The Registrant does not have any subsidiaries.

Item 30.  Indemnification

Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant.  The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant.  Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers.  The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

The Agreement with Markman Capital Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement.

Item 31.  Business and Other Connections of The Investment Adviser

The Adviser is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations.

Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position with The Adviser	Other Businesses, etc.

Robert J. Markman	Chairman of the Board, President, Treasurer and Secretary	None

Judith E. Fansler	Chief Operations Officer, Chief Compliance Officer and Chief Financial Officer	None

Item 32.  Principal Underwriters

Inapplicable.

Item 33.  Location of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its office located at 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 or at its office located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 225 Franklin Street, Boston, Massachusetts 02110, and, as to the transfer and dividend disbursing agent functions, at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Item 34.  Management Services Not Discussed in Parts A or B

    Inapplicable.

Item 35.  Undertakings

    Inapplicable.

NOTICE

The names “Markman MultiFund Trust” and “Markman Core Growth Fund” are the designations of the Trustees under the Declaration of Trust of the Registrant dated September 7, 1994, as amended from time to time.  The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts.  The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina and the State of Minnesota on this 1st day of May, 2009.

MARKMAN MULTIFUND TRUST

By:	/s/ Robert J. Markman
Robert J. Markman,
Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 1st day of May, 2009.

Signature	Title	Date

/s/ Robert J. Markman	Chairman of the Board of Trustees and President	May 1, 2009
Robert J. Markman	(Principal executive officer)

/s/ Judith E. Fansler	Treasurer (Principal financial and accounting officer) and Secretary	May 1, 2009
Judith E. Fansler

Trustee
Susan Gale-Levy*
Trustee
Melinda S. Machones*
Trustee
Michael J. Monahan*

* /s/ David M. Leahy
David M. Leahy
Attorney-in-Fact
May 1, 2009

POST-EFFECTIVE AMENDMENT

EXHIBIT INDEX

EXHIBIT NAME	EXHIBIT ITEM

Form of Second Amended Revolving Credit Agreement	23(h)(vii)

Consent of Independent Public Accountants	23(j)